Exhibit 10.1


                               PNB FINANCIAL GROUP

                        1995 INCENTIVE STOCK OPTION PLAN


         1. Purpose of the Plan. This 1995 Incentive Stock Option Plan (the "Plan") is intended to encourage ownership of the common stock of PNB Financial Group, a California corporation (the "Company"), by key employees of the Company and its subsidiary corporation ("Subsidiary"), as such term is defined in
Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and to provide additional incentive for them to promote the success and profitability of the Company and its Subsidiary.

         2. Stock Subject to the Plan. There will be reserved for issuance upon the exercise of options to be granted from time to time under the Plan ("Options") an aggregate of fifty thousand (50,000) shares of the common stock, $.0 par value (the "Common Stock"), of the Company, which shares shall consist of authorized but unissued shares of the Common Stock (the "Reserved Shares"). However, if an Option granted under this Plan is surrendered, or expires or terminates for any reason, without having been exercised in full, the unpurchased shares covered by the Option shall (unless the Plan shall have been terminated) be added to the Reserved Shares otherwise available for Options which may be granted in accordance with the terms of the Plan.

         3. Administration of the Plan.

            3.1 The Plan shall be administered by an Incentive Stock Option Committee (the "Committee") appointed by the Board of Directors of the Company, which shall consist of at least three (3) members all of whom shall be disinterested persons. The term "disinterested person" means a person who is not, at the time he exercises discretion in administering the Plan, eligible for selection, and who has not at any time within one (1) year prior thereto actually been selected, as a person to whom stock may be allocated or to whom Options may be granted pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates.

            3.2 Subject to the provisions of the Plan, the Committee shall have plenary authority in its discretion: (i) to determine, except to the extent set forth in Paragraph 4, the employees of the Company and its Subsidiary to whom Options shall be granted, the number of shares to be covered by each of the Options, and the time or times at which Options shall be granted; (ii) to interpret the Plan; and (iii) to prescribe, amend, and rescind rules and regulations relating to the Plan. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee, provided that all such substituted and/or additional members of the Committee meet all of the requirements for a Committee member set forth above. The Committee shall select one (1) of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. Any action of the Committee taken by a written instrument signed by a majority of the members shall be as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The Committee shall keep minutes of its meetings, and shall make such rules and regulations for the conduct of its business as it shall deem advisable. No member of the Committee shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Option granted thereunder.

         4. Participants.

            4.1 Participants under the Plan shall be selected by the Committee from among the full time key employees of the Company or its Subsidiary, who may also be officers and directors of the Company or its Subsidiary, to accomplish the stated purpose of this Plan.

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            4.2 In no event  shall an  Option  be  granted  to any  person  who, immediately after such Option is granted, owns as defined in Sections 422 and 424 of the Internal Revenue Code stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Subsidiary, unless the provisions of Paragraph 6.2 are complied with in full.

         5. Factors to be Considered in Granting Options. In making any determination as to employees to whom Options shall be granted and as to the number of shares to be covered by such Options, the Committee shall take into account the duties of the respective employees, their present and potential contributions to the success of the Company, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

         6. Option Price.

            6.1 Except as provided in Paragraph 6.2, the option price of the Reserved Shares as to which an Option shall be exercised (the "Option Price") shall not be less than one hundred percent (100%) of the Fair Market Value (as herein defined) of the Common Stock at the time an Option is granted. The Fair Market Value shall be deemed to be the average of the lowest reported bid price and the highest reported asked price of the Common Stock in the over-the-counter market for the five (5) trading days proceeding the date of grant of the Option, as reported by any publication of general circulation selected by the Company which regularly reports the market price of the Common Stock in such market. Should the Common Stock be listed or admitted to trading on any stock exchange, its Fair Market Value shall be deemed to be the average of the closing price of the Common Stock on the principal stock exchange on which it is then listed or admitted to trading for the five (5) trading days preceding the date of grant of the Option. Should the Common Stock not be so listed or traded, the Fair Market Value shall be such price as the Committee shall in good faith determine. Such price shall be subject to adjustment as provided in Paragraph 12 hereof.

            6.2 In the event an Option is granted to a person owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Subsidiary, then the Purchase Price shall be one hundred and ten percent (110%) of the Fair Market Value of the Capital Stock at the time the Option is granted. Such price shall be subject to adjustment as provided in Paragraph 12 hereof.

         7. Terms of Options. The term of each Option shall be ten (10) years from the date of granting thereof, but shall be subject to earlier termination as provided herein.

         8. Exercise of Options.

            8.1 Each option shall be exercisable in such installments, on such dates during the term hereof, and subject to such other terms and conditions (in all cases consistent with the provisions of the Plan) as shall be determined by the Committee and as provided in the agreement evidencing the same; provided further, that an Option may not be exercised as to less than one hundred (100) shares at any one time (or the remaining shares then purchasable under the Option, if less than one hundred (100) shares). The Option Price of the Reserved Shares as to which an Option shall be exercised shall be paid in full in cash or by certified or cashier's check at the time of exercise. Except as provided in Paragraphs 10 and 11 hereof, an Option may not be exercised at any time unless the holder thereof shall have been in the continuous employ of the Company or its Subsidiary from the date of the granting of the Option to the date of its exercise. The holder of an Option shall not have any of the rights of a shareholder with respect to the Reserved Shares covered by this Option, except to the extent that one or more certificates for such shares shall be delivered to him upon the due exercise of the Option.

            8.2 An option shall be deemed to be exercised in full or in part when written notice of such exercise has been delivered to the Company at 4665 MacArthur Court, Newport Beach, California 92660 by the employee entitled to exercise the Option and full payment for the shares of Common Stock to which the Option relates has been received by the Company.


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         9.  Non-transferability  of Options.  No Option  shall be  transferable otherwise than by will or the laws of descent and distribution in accordance with the provisions of Paragraph 11, and Options may be exercised, during the lifetime of the employee, only by the employee.

         10. Termination of Employment. In the event that the employment of an employee to whom an Option shall have been granted shall be terminated (otherwise than by reason of death or disability, as such term is defined in Section 22(e)(3) of the Internal Revenue Code), his Option may be exercised (to the extent that the employee shall have been entitled to do so at the termination of his employment) at any time within three (3) months after such termination, but in no event more than ten (10) years after the date on which such Option shall have been granted. So long as the holder of an Option shall continue to be an employee of the Company or its Subsidiary, his Options shall not be affected by any change of duties or position. Nothing in the Plan or in any agreement entered into in connection therewith shall confer upon any employee any right to continue in the employ of the Company or its Subsidiary, or interfere in any way with the right of the Company or its Subsidiary to terminate his employment at any time.

         11. Death or Disability of Employee. If an employee to whom an Option shall have been granted shall die while employed by the Company or its Subsidiary or within three (3) months after the termination of his employment, such Option may be exercised (to the extent that the employee shall have been entitled to do so at the date of his death) by a legatee or legatees of the employee under his last will or by his personal representatives or distributees at any time within one (1) year from the date of death, but in no event later than ten (10) years after the date on which such Option shall have been granted. If an employee to whom an Option shall have been granted shall become disabled (as such term is defined in Section 22(e)(3) of the Internal Revenue Code) while employed by the Company or its Subsidiary, such Option may be exercised (to the extent that the employee shall have been entitled to do so on the date he became disabled) by him at any time within one (1) year after termination of his employment, but in no event more than ten (10) years after the date on which such Option shall have been granted.

         12. Adjustments Upon Changes in Capitalization. In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations, or liquidations, the number and class of Reserved Shares available under the Plan in the aggregate shall be correspondingly adjusted by the Committee. In the event the Company or the Shareholders of the Company enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, a reorganization, a liquidation, or otherwise, an Option shall become immediately exercisable with respect to the full number of shares subject to that Option notwithstanding other terms of this Plan to the contrary, during the period commencing as of the earlier of the date on which such agreement is signed or publicly announced and ending when the disposition of assets or stock contemplated by the agreement is consummated or the date on which the agreement is terminated.

         13. Effectiveness of the Plan. The Plan shall become effective upon adoption by the Board of Directors of the Company; provided, however, that the Plan shall be submitted for approval by the holders of a majority of the voting stock of the Company at a meeting thereof to be held no later than twelve (12) months after the Plan is adopted and approved by the Board. In the event said stockholders shall fail to so approve the Plan, it and all Options granted thereunder shall be and become null and void. Notwithstanding any other provision of the Plan to the contrary (including the provision in Paragraph 12 concerning an agreement to dispose of all or substantially all of the assets or stock of the Company), no Options granted under the Plan may be exercised until such stockholder approval is obtained.

         14. Time of Granting Options. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or the stockholders of the Company, or any action taken by the Committee, shall constitute the granting of an Option. The granting of Options shall take place only when a written option agreement substantially in the form of the agreement attached hereto as Exhibit A shall have been duly executed and delivered by or on behalf of the Company and the employee to whom such Option shall be granted.


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         15.  Aggregate  Value of  Options.  The  aggregate  fair  market  value
(determined at the time an Option is granted) of the shares of Common Stock for which incentive stock options may be exercisable for the first time by any employee during any calendar year (under all incentive stock option plans of the Company) may not exceed $100,000. Should it be determined that any Option granted pursuant to the Plan exceeds such maximum, such Option shall be considered a non-qualified stock option and not qualify for treatment as an "incentive stock option" under Section 422 of the Internal Revenue Code to the extent, but only to the extent, of such excess.

         16. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, the California Corporation's Code, as amended and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         17. Reservation of Shares of Common Stock. The Company, during the term of this Plan, will at all times reserve and keep available, and will seek or obtain from any regulatory body having jurisdiction any requisite authority in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain, from any regulatory body having jurisdiction, authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

         18. Termination and Amendment of the Plan. The Plan shall terminate on June 1, 2005, and no Options shall be granted under the Plan thereafter. The Plan (including the form of option agreement attached hereto as Exhibit A) may at any time or from time to time be terminated, modified or amended by the affirmative vote of a majority in interest of the Common Stock. The Board of Directors may at any time and from time to time terminate, modify or amend the Plan (including such form of option agreement) in such respects as it shall deem advisable in order that the Options shall be "incentive stock options" as defined in Section 422 of the Internal Revenue Code, or to conform to any change in the law, or in any other respect which shall not change: (a) except as provided in Paragraph 12, the maximum number of Reserved Shares for which Options may be granted under the Plan; (b) the option prices, other than to change the manner of determining the Fair Market Value of the Common Stock for the purposes of Paragraph 6 hereof to conform with any then applicable provisions of the Internal Revenue Code or regulations thereunder; (c) the periods during which Options may be granted or exercised; (d) the provisions relating to the determination of employees to whom Options shall be granted and the numbers of shares to be covered by such Options; or (e) the provisions relating to adjustments to be made upon changes in capitalization. The termination or any modification or amendment of the Plan shall not, without the consent of any employee, affect his rights under an Option theretofore granted to him or her.


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